Exhibit 10.1

July 19, 2016

LSGC Holdings III LLC

c/o Pegasus Capital Advisors, L.P.

99 River Road

Cos Cob, CT 06807

Attention: Chief Financial Officer

RE:     Amendment No. 1 to Preferred Stock Subscription and Support Agreement

Ladies and Gentlemen:

This Amendment No. 1 (this “Amendment”) is made to that certain Preferred Stock Subscription and Support Agreement (the “Subscription Agreement”), dated as of September 11, 2015, by and among Lighting Science Group Corporation (the “Company”), Pegasus Partners IV, L.P. (“Pegasus Fund IV”) and the person(s) (the “Purchasers”) listed on the Schedule of Purchasers attached thereto as Exhibit A, including LSGC Holdings III LLC (“Holdings III”). This Amendment shall be effective upon execution by the Company, Pegasus Fund IV and Holdings III (the “Amendment Effective Date”).

In consideration of the premises and covenants set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.	Interpretation. All capitalized terms used herein shall have the meanings assigned thereto in the Subscription Agreement, unless otherwise defined herein.

2.	Amendments to Subscription Agreement.

a.	Recitals. The fourth recital in the Subscription Agreement is hereby amended and restated in its entirety as follows:

WHEREAS, the Company is authorized to sell: (i) 25,000 Series J Securities in a series of transactions commencing September 11, 2015 and ending on the earlier of (A) the sale of 25,000 Series J Securities to purchasers designated by the Chief Executive Officer, Chief Financial Officer or Secretary of the Company or (B) March 27, 2017 and (ii) such number of additional Series J Securities as are purchased pursuant to Section 14 of each of the Series H Certificate of Designation, the Series I Certificate of Designation and the Series J Certificate of Designation as a result of the sale of the Series J Securities to be issued as described in clause (i) above (such issuances described in clause (i) and (ii) above being collectively referred to as the “Series J Securities Offering”);

b.	Definitions. Section 6(a) is hereby amended to insert the following definition:

“Amendment Effective Date” shall mean July 19, 2016.

“Series J Securities Offering” shall have the meaning set forth in the recitals.

c.	Notices. The address set forth under “If to the Company” in Section 6(h) of the Subscription Agreement is hereby amended and restated in its entirety as follows:

Lighting Science Group Corporation

1350 Division Road, Suite 204

West Warwick, RI 02893

Attention: Philip J. Ragona, General Counsel

Tel: (321) 779-5520

Fax: (321) 779-5521

Email: phil.ragona@lsgc.com

3.	Except as specifically amended herein, the Subscription Agreement shall continue in full force and effect in accordance with its original terms.

4.

This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Delivery of executed counterparts of this Amendment by telecopy or by e-mail transmission of an Adobe portable document file (also known as a “PDF” file) shall be effective as originals. This Amendment shall be governed by the internal laws of the State of New York.

*     *     *     *     *

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the Amendment Effective Date.

COMPANY: Lighting Science Group Corporation By: /s/ Ed Bednarcik Name: Ed Bednarcik Title: Chief Executive Officer

Signature Page to Amendment No. 1 to

Preferred Stock Subscription and Support Agreement

IN WITNESS WHEREOF, the parties hereto have executed this Amendment to be effective as of the Amendment Effective Date.

PEGASUS FUND IV:

Pegasus Partners IV, L.P.

By: PEGASUS INVESTORS IV, L.P.,

its general partner

By: PEGASUS INVESTORS IV (GP), L.L.C.,

its general partner

By: /s/ Daniel Stencel

Name:      Daniel Stencel

Title:        Chief Financial Officer

PURCHASER:

LSGC Holdings III LLC

By: PEGASUS PARTNERS V, L.P.,

its sole member

By: PEGASUS INVESTORS V, L.P.,

its general partner

By: PEGASUS INVESTORS V (GP), L.L.C.,

its general partner

By: /s/ Daniel Stencel

Name:      Daniel Stencel

Title:        Chief Financial Officer

Signature Page to Amendment No. 1 to

Preferred Stock Subscription and Support Agreement